SIX CIRCLES FUNDS

Six Circles Credit Opportunities Fund

(a series of Six Circles Trust)

Supplement dated July 9, 2026

to the Prospectus, Summary Prospectus and Statement of Additional Information

dated May 1, 2026, as amended

Effective immediately, Harris Trifon is no longer a portfolio manager for the Six Circles Credit Opportunities Fund (“the Fund”). All references to Mr. Trifon are hereby deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

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SUPP-6C-COF-726